UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2018

AYTU BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously announced in our Current Report on Form 8-K dated June 27, 2018, at the annual meeting of the stockholders of Aytu BioScience, Inc. (the “Company”) the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to effect a reverse split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and authorized the Board of Directors (the “Board”) to, at its sole discretion, select a ratio of any whole number up to 1-for-20.

The Board determined to set the reverse stock split ratio at 1-for-20 (the “Reverse Stock Split”). The Reverse Stock Split became effective as of 4:30 p.m., Eastern Time on August 10, 2018 (the “Effective Time”), pursuant to a Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on August 9, 2018. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. This discussion is qualified in its entirety by reference to the full text of the Certificate of Amendment.

To reflect the Reverse Stock Split, proportional adjustments will be made to our outstanding warrants and options.

In connection with the Reverse Stock Split, the CUSIP number of the Common Stock will be changed to 054754 700. The Common Stock will begin trading on The Nasdaq Capital Market on a split-adjusted basis on August 13, 2018.

A copy of the press release that we issued on August 10, 2018 regarding the Reverse Stock Split is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Aytu BioScience, Inc.
99.1	Press Release dated August 10, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: August 10, 2018	By:	/s/ David Green
	Name:	David Green
	Title:	Chief Financial Officer

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